                 As filed with the Securities and Exchange Commission
                                  on August 18, 1998
                                                  Registration No. 333-
==============================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                ______________________

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                ______________________

                                  TRO LEARNING, INC.
                (Exact name of registrant as specified in its charter)

          Delaware                                             36-3660532
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                         1721 Moon Lake Boulevard, Suite 555
                           Hoffman Estates, Illinois 60194
                                    (847) 781-7800

       (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

                                  TRO LEARNING, INC.
                               SAVINGS/RETIREMENT PLAN
                                 (Full title of plan)


                                 ANDREW N. PETERSON
                               SENIOR VICE PRESIDENT,
                              CHIEF FINANCIAL OFFICER
                                   AND TREASURER
                              1721 MOON LAKE BOULEVARD
                                     SUITE 555
                          HOFFMAN ESTATES, ILLINOIS 60194
                                   (847) 781-7800

                       (Name, address, including ZIP code, and
                         telephone number, including area code,
                                 of agent for service)

                                      COPY TO:
                             LELAND E. HUTCHINSON, ESQ.
                                  WINSTON & STRAWN
                                35 WEST WACKER DRIVE
                              CHICAGO, ILLINOIS 60601
                                   (312) 558-7336

                           CALCULATION OF REGISTRATION FEE

                                                    Proposed             Proposed
Title of securities      Amount to be           maximum offering     maximum aggregate       Amount of
to be registered (1)     registered (1)         price per share (2)  offering price (1)   registration fee

Common Stock,             200,000 shs.              $9.50               $1,900,000.00            $560.50
par value
$.01 per share
==========================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Calculated pursuant to Rule 457(h) of the Securities Act of 1933, as amended, based upon the average of the bid and ask price of the Common Stock of TRO Learning, Inc. on the Nasdaq National Market on August 14, 1998.

                                       PART II
                             INFORMATION REQUIRED IN THE
                                REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by TRO Learning, Inc. (the "Company") and by the TRO Learning, Inc. 401(K) Plan (the "Plan") are incorporated herein by reference:

          (a) The Company's Annual Report on Form 10-K as filed with the Commission (file number 000-20842) on January 15, 1998 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year.

          (b) The Plan's Annual Report on Form 11-K as filed with the Commission (file number 000-20842) on under the Exchange Act, containing audited financial statements for the Plan's latest fiscal year.

          (c) All other reports filed by the Company with the Commission (file number 000-20842) pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referenced above.

          (d) The description of the Company's Common Stock, par value $.01 per share (the "Common Stock"), which is contained in the registration statement on Form 8-A (file number 0-20842) filed with the Commission on November 12, 1992 under the Exchange Act, including any subsequent amendment or any report filed for the purpose of updating such description.

          All documents filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

          Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES

          Not applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

          Not applicable.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Company is incorporated under the laws of the State of Delaware. Section 145 of the Delaware Law ("Section 145") provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not appeared to the best interests of the corporation, and, with respect to any criminal action, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person was a director, officer, employee or agent of another corporation or enterprise. The indemnity may include defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

          The Company's Bylaws provide for the indemnification of directors and officers of the Company to the fullest extent permitted by Delaware law. The Company has entered into indemnification agreements with its directors and executive officers which provide indemnification to the full extent permitted by the Company's By-Laws. Such agreements also provide for the advancement to indemnified persons of litigation costs and expenses.

          The Company's Certificate of Incorporation provides that to the fullest extent permitted by the Delaware Law, a director of the Company shall not be liable to the Company or its stockholders for a breach of fiduciary duty as a director.

          The Company maintains directors' and officers' liability insurance which insures the directors and officers of the Company and its subsidiaries against damages, judgments, settlements and costs incurred by reason of certain acts committed by such persons in their capacities as officers and directors.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

          Not applicable.

ITEM 8.   EXHIBITS


Exhibit
NUMBER    DESCRIPTION OF EXHIBIT
-------   ----------------------
4.01      Restated Certificate of Incorporation of the Company filed as Exhibit
          3.01 to the Company's registration statement on Form S-1 (file number
          33-54296) (the "Registration Statement") and hereby incorporated by reference).

4.02      By-laws of the Company (filed as Exhibit 3.02 to the Registration
          Statement and hereby incorporated by reference).

4.03      Specimen Common Stock Certificate of the Company (filed as Exhibit
          4.02 to the Registration Statement and hereby incorporated by reference).

*4.04     TRO Learning, Inc. Savings/Retirement Plan.

*5.01     Undertaking re: Submission of Plan.

*23.01    Consent of PricewaterhouseCoopers LLP

*23.02    Consent of Arthur Andersen LLP

 24.01    Powers of Attorney (included on signature page).

_____________________
*    Filed herewith.

ITEM 9.   UNDERTAKINGS

          (a)  The registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          PROVIDED, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hoffman Estates, State of Illinois, on August 18, 1998.

                              TRO LEARNING, INC.



                              By:  /s/ William R. Roach
                                 ------------------------------
                                       William R. Roach


                              POWER OF ATTORNEY

          The undersigned directors and executive officers of TRO Learning, Inc. do hereby constitute and appoint Andrew N. Peterson and Mary Jo Murphy, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below which such person may deem necessary or advisable to enable TRO Learning, Inc. to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for us, or any of us, in the capacities indicated below, any and all amendments (including pre-effective and post-effective amendments) hereto; and we do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on August 18, 1998.


     SIGNATURE                               TITLE


/s/ William R. Roach                    Chairman of the Board, President,
------------------------------          Chief Executive Officer and
William R. Roach                        Director (Principal Executive Officer)


/s/ Andrew N. Peterson                  Senior Vice President, Chief
------------------------------          Financial Officer, Treasurer and
Andrew Peterson                         Secretary (Principal Financial
                                        Officer and Chief Accounting Officer)


/s/ Jack R. Borsting                    Director
------------------------------
Jack R. Borsting


/s/ Tony Christianson                   Director
------------------------------
Tony J. Christianson


/s/ Vernon B. Lewis, Jr.                Director
------------------------------
Vernon B. Lewis


/s/ John L. Krakauer                    Director
------------------------------
John L. Krakauer


/s/ John Patience                       Director
------------------------------
John Patience

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned hereunto duly authorized in the City of Hoffman Estates, State of Illinois on August 18, 1998.

                              TRO LEARNING, INC.
                              SAVINGS/RETIREMENT PLAN



                              By: /s/ William R. Roach
                                 ------------------------------
                              Name: William R. Roach
                              Its: Trustee

               INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8

Exhibit
NUMBER         DESCRIPTION OF EXHIBIT
-------        ----------------------
4.01           Restated Certificate of Incorporation of the Company filed as
               Exhibit 3.01 to the Company's registration statement on Form S-1
               (file number 33-54296) (the "Registration Statement") and hereby incorporated by reference).

4.02           By-laws of the Company (filed as Exhibit 3.02 to the Registration
               Statement and hereby incorporated by reference).

4.03           Specimen Common Stock Certificate of the Company (filed as
               Exhibit 4.02 to the Registration Statement and hereby incorporated by reference).

*4.04          TRO Learning, Inc. Savings/Retirement Plan.

*5.01          Undertaking re: Submission of Plan.

*23.01         Consent of PricewaterhouseCoopers LLP

*23.02         Consent of Arthur Andersen LLP

24.01          Powers of Attorney (included on signature page).

_____________________
*    Filed herewith.